                                                                                                   ANNEX A

                                                  ISDA(R)
                                           CREDIT SUPPORT ANNEX
                                          to the Schedule to the
                                          ISDA Master Agreement
                                    dated as of MARCH 29, 2007 between
         HSBC Bank USA, National Association (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                   and
                    U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RASC
             Series 2007-KS3 Supplemental Interest Trust with respect to Home Equity Mortgage
                         Asset-Backed Pass-Through Certificates, Series 2007-KS3
                        (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the  avoidance of doubt,  and  notwithstanding  anything to the contrary  that may be contained in the
Agreement,  this  Credit  Support  Annex  shall  relate  solely  to  the  Transaction  documented  in  the
Confirmation dated MARCH 29, 2007 , between Party A and Party B, Reference Number 476100HN.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning  specified  in  Paragraph  3(a) as amended (I) by deleting the words  "upon a demand  made by the  Secured  Party on or  promptly  following a
                           Valuation  Date" and  inserting  in lieu  thereof the words "not later than the close of business on each Valuation  Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise  specified in Paragraph 13" and ending
                           "(ii) the Value as of that  Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the  amount  by  which  (a) the S&P  Credit  Support  Amount  for such
                                    Valuation  Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2)      the  amount by which (a) the  Moody's  First  Trigger  Credit  Support
                                    Amount for such  Valuation  Date exceeds (b) the Moody's First Trigger
                                    Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the  Moody's  Second  Trigger  Credit  Support
                                    Amount for such  Valuation Date exceeds (b) the Moody's Second Trigger
                                    Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party.

(B)      "RETURN  Amount"  has the  meaning  specified  in  Paragraph  3(b) as amended by  deleting in its entirety the sentence  beginning "Unless  otherwise  specified in Paragraph 13"
                           and ending "(ii) the Credit Support  Amount." and inserting in lieu thereof the following:

                           The "RETURN  AMOUNT"  applicable to the Secured  Party for any  Valuation  Date will equal the least of

                           (1)      the  amount by which (a) the S&P  Value as of such  Valuation  Date of all Posted  Credit  Support held by the Secured  Party exceeds (b) the
                                    S&P Credit Support Amount for such Valuation Date,

                           (2)      the amount by which (a) the  Moody's  First  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger  Credit  Support Amount for such
                                    Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's  Second Trigger Credit Support Amount for such
                                    Valuation Date.

(C)      "CREDIT  SUPPORT  AMOUNT" shall not apply.  For purposes of  calculating  any Delivery  Amount or
                           Return  Amount  for any  Valuation  Date,  reference  shall  be made to the S&P
                           Credit Support Amount,  the Moody's First Trigger Credit Support Amount, or the
                           Moody's Second Trigger Credit Support  Amount,  in each case for such Valuation
                           Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

On any date, the following items will qualify as "ELIGIBLE COLLATERAL"(for the avoidance of doubt, all
Eligible Collateral to be denominated in USD):

                                                                         S&P[/
                                                                         FITCH/         MOODY'S           MOODY'S
                                                                         DBRS]       FIRST TRIGGER     SECOND TRIGGER
                                                                       VALUATION       VALUATION         VALUATION
                     COLLATERAL                                        PERCENTAGE      PERCENTAGE        PERCENTAGE
               (A)      Cash                                              100%            100%              100%
               (B)      Fixed-rate   negotiable  debt   obligations
                     issued by the U.S. Treasury  Department having
                     a remaining  maturity on such date of not more      98.5%            100%              100%
                     than one year
               (C)      Fixed-rate   negotiable  debt   obligations
                     issued by the U.S. Treasury  Department having
                     a  remaining  maturity  on  such  date of more      89.9%            100%              94%
                     than one year but not more than ten years
               (D)      Fixed-rate   negotiable  debt   obligations
                     issued by the U.S. Treasury  Department having
                     a  remaining  maturity  on  such  date of more      83.9%            100%              87%
                     than ten years

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with respect to Party A and any Valuation Date,  zero if a Collateral  Event has  occurred  and has been  continuing  (x) for at least 30 days or (y)  since this Annex was executed or if a Required  Ratings  Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER  AMOUNT"  means USD  50,000 for any  Delivery  Amount of  Pledgor,  unless the
                           Pledor is the Defaulting  Party,  in which case it is zero, and $50,000 for any
                           Return  Amount of the Secured  Party,  unless the Secured Party is a Defaulting
                           Party, in which case it is zero.

(D)      ROUNDING:  The  Delivery  Amount  will be  rounded up to the  nearest  integral  multiple  of USD
                           10,000.  The  Return  Amount  will  be  rounded  down to the  nearest  integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT"  means  Party A;  provided,  however,  that if an Event of Default  shall have occurred with respect to which Party A is the Defaulting  Party,  Party B shall have the right,  at the  direction of the Master  Servicer,  to  designate as Valuation  Agent an independent party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A. All  calculations  by the Valuation  Agent must be made in  accordance  with standard market  practice,  including,  in the event of a dispute as to the Value of any
                  Eligible  Credit  Support or Posted Credit  Support,  by making  reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION  DATE" means each Local  Business Day on which any of the S&P Credit  Support  Amount, the Moody's First Trigger  Credit  Support  Amount or the Moody's  Second Trigger Credit
                  Support Amount is greater than zero.

         (III)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the
                  Local Business Day immediately  preceding the Valuation Date or date of calculation,  as applicable;  provided  that the  calculations  of Value and Exposure  will be made as of approximately  the same time on the same date.  The  Valuation  Agent will  notify  each party (or the other party,  if the Valuation Agent is a party) of its  calculations  not later than the  Notification  Time on the  applicable  Valuation Date (or in the case of
                  Paragraph  6(d),  the  Local  Business  Day  following  the day on which  such  relevant calculations are performed).

(iii)    "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(iv)     EXTERNAL  VERIFICATION.   Notwithstanding   anything  to  the  contrary  in  the  definitions  of
                  Valuation  Agent or  Valuation  Date,  at any time at which  Party A (or,  to the extent applicable,  its Credit Support Provider) does not have a long-term  unsubordinated  and unsecured  debt  rating of at least  "BBB+"  from S&P,  the  Valuation  Agent  shall (A)
                  calculate the Secured  Party's  Exposure and the S&P Value of Posted  Credit  Support on
                  each  Valuation  Date based on  internal  marks and (B) verify  such  calculations  with external  marks  monthly by  obtaining on the last Local  Business Day of each  calendar month two external  marks for each  Transaction  to which this Annex relates and for all
                  Posted Credit  Support;  such  verification  of the Secured  Party's  Exposure  shall be based on the  higher of the two  external  marks.  Each  external  mark in  respect of a
                  Transaction shall be obtained from an independent  Reference  Market-maker that would be eligible  and  willing  to enter into such  Transaction  in the  absence of the  current derivative  provider,  provided  that an external mark may not be obtained from the same
                  Reference  Market-maker  more than four  times in any  12-month  period.  The  Valuation
                  Agent  shall  obtain  these  external  marks  directly or through an  independent  third party,  in either case at no cost to Party B. The  Valuation  Agent shall  calculate  on each  Valuation  Date (for purposes of this  paragraph,  the last Local  Business Day in each  calendar  month  referred  to above  shall be  considered  a  Valuation  Date) the
                  Secured Party's  Exposure based on the greater of the Valuation  Agent's  internal marks and the external  marks  received.  If the S&P Value on any such  Valuation  Date of all
                  Posted  Credit  Support  then  held by the  Secured  Party is less  than the S&P  Credit
                  Support  Amount on such  Valuation  Date (in each case as  determined  pursuant  to this paragraph),  Party A shall,  within three Local  Business Days of such  Valuation  Date,
                  Transfer to the Secured  Party  Eligible  Credit  Support  having an S&P Value as of the date of Transfer at least equal to such deficiency.

(v)      NOTICE TO S&P.  At any time at which Party A (or, to the extent  applicable,  its Credit  Support
                  Provider)  does not have a  long-term  unsubordinated  and  unsecured  debt rating of at least  "BBB+" from S&P,  the  Valuation  Agent  shall  provide to S&P not later than the
                  Notification  Time  on  the  Local  Business  Day  following  each  Valuation  Date  its calculations  of the Secured  Party's  Exposure and the S&P Value of any Eligible Credit
                  Support or Posted Credit  Support for that  Valuation  Date.  The Valuation  Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a "SPECIFIED  CONDITION" for the party  specified (that party being the Affected Party if the  Termination  Event  occurs  with  respect  to that  party):  With  respect  to  Party A: any
         Additional  Termination  Event with  respect to which Party A is the sole  Affected  Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If  specified  here as  applicable,  then the Pledgor  must obtain the Secured  Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of Paragraphs
                  5(i)(C) and 5(ii),  the S&P Value,  Moody's  First  Trigger  Value,  and Moody's  Second
                  Trigger Value,  on any date, of Eligible  Collateral  other than Cash will be calculated as follows:

                  For Eligible  Collateral in the form of securities  listed in Paragraph  13(b)(ii):  the sum of (A)  the  product  of  (1)(x)  the bid  price  at the  Valuation  Time  for  such securities on the principal  national  securities  exchange on which such securities are listed,  or (y) if such  securities  are not listed on a national  securities  exchange, the bid price for such securities  quoted at the Valuation Time by any principal  market maker for such securities  selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted for such date,  the bid price  listed or quoted (as the case may be)
                  at the  Valuation  Time for the day next  preceding  such date on which such prices were available and (2) the  applicable  Valuation  Percentage  for such Eligible  Collateral, and (B) the accrued  interest on such  securities  (except to the extent  Transferred to the  Pledgor  pursuant  to  Paragraph  6(d)(ii)  or  included  in the  applicable  price referred to in the immediately preceding clause (A)) as of such date.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as Custodian  (A) the entity then serving as  Supplemental  Interest
                  Trust  Trustee or (B) any entity  other than the  entity  then  serving as  Supplemental
                  Interest  Trust Trustee if such other entity (or, to the extent  applicable,  its parent company  or  credit  support  provider)  shall  then  have a  short-term  unsecured  and unsubordinated debt rating from S&P of at least "A-1."

                  Initially, the Custodian for Party B is: the Supplemental Interest Trust Trustee.

(ii)     USE OF POSTED  COLLATERAL.  The  provisions  of Paragraph  6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST  RATE.  The  "INTEREST  RATE"  will  be  the  actual  interest  rate  earned  on  Posted
                  Collateral  in the form of Cash that is held by Party B or its  Custodian,  as specified in the Pooling and Servicing Agreement.

(ii)     TRANSFER OF INTEREST  AMOUNT.  The  Transfer  of the  Interest  Amount will be made on the second
                  Local  Business  Day  following  the end of each  calendar  month and on any other Local
                  Business  Day on  which  Posted  Collateral  in the form of Cash is  Transferred  to the
                  Pledgor pursuant to Paragraph 3(b);  provided,  however,  that the obligation of Party B to Transfer any  Interest  Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER"  with  respect  to  Other  Eligible  Support  and  Other  Posted  Support  means:  not applicable.

(k)      DEMANDS  AND  NOTICES.All  demands,  specifications  and  notices  under  this Annex will be made pursuant to the Notices  Section of this  Agreement,  except  that any demand,  specification  or notice  shall be given to or made at the  following  addresses,  or at such other  address as the relevant  party may from time to time  designate by giving notice (in  accordance  with the terms of this paragraph) to the other party:

         If to Party A,

         Attn: Adrian Machin
         Tel: (212) 525-3358
         Fax: (212) 525-1101
         Email: CSACOLLATERAL@US.HSBC.COM

         If to Party B or its Custodian:

         RASC Series 2007-KS3 Trust
         c/o U.S. Bank National Association
         60 Livingston Ave, EP-MN-WS3D
         St. Paul, MN 55107
         Tel: 651-495-3880
         Fax: 651-495-8090

         With a copy to:

         Residential Funding Company, LLC
         8400 Normandale Lake Blvd.
         Minneapolis, MN 55437
         Attention:  Michael Scarseth

(l)      ADDRESS FOR TRANSFERS.  Each Transfer  hereunder shall be made to the address  specified below or to an address  specified  in writing from time to time by the party to which such  Transfer  will be made.

         Party A account details:
         USD Cash Collateral Instructions:
         HSBC BANK USA NA
         ABA:  021001088
         A/C:    CSA Collateral
         A/C #: 713007176

         US Treasury Collateral Instructions:
         JPMChase NYC
         ABA: 021000021
         A/C:  MMCMG

         Party B and Party B Custodian account details:
         U.S. Bank National Association
         ABA #:  091000022
         Acct #:   1731-0332-2058
         Ref: Trust Administration - RASC Series 2007-KS3
         OBI:  Attention:  Bert Thompson
         Ref. Acct.  No.:  111623000-2

(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a  segregated  account,  which shall be an
                  Eligible  Account,  and  hold,  record  and  identify  all  Posted  Collateral  in  such segregated account as required by the Pooling and Servicing Agreement.

(ii)     AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE  PLEDGOR.  Party A and Party B hereby agree that, notwithstanding  anything to the contrary in this Annex,  (a) the term  "Secured  Party"
                  as used in this Annex means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A, (c) only  Party A makes the  pledge  and grant in  Paragraph  2, the acknowledgement  in the final  sentence of  Paragraph  8(a) and the  representations  in
                  Paragraph 9.

(iii)    CALCULATION  OF  VALUE.  Paragraph  4(c) is hereby  amended  by  deleting  the word  "Value"  and inserting  in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  Moody's  Second
                  Trigger  Value".  Paragraph  4(d)(ii)  is hereby  amended by (A)  deleting  the words "a
                  Value" and inserting in lieu thereof "an S&P Value,  Moody's First  Trigger  Value,  and
                  Moody's  Second  Trigger  Value" and (B) deleting the words "the Value" and inserting in lieu thereof  "S&P Value,  Moody's  First  Trigger  Value,  and Moody's  Second  Trigger
                  Value".  Paragraph 5 (flush  language)  is hereby  amended by deleting  the word "Value"
                  and  inserting in lieu thereof  "S&P Value,  Moody's  First  Trigger  Value,  or Moody's
                  Second Trigger  Value".  Paragraph  5(i) (flush  language) is hereby amended by deleting the word  "Value" and  inserting  in lieu  thereof  "S&P Value,  Moody's  First  Trigger
                  Value,  and  Moody's  Second  Trigger  Value".  Paragraph  5(i)(C) is hereby  amended by deleting  the word "the Value,  if" and  inserting  in lieu  thereof "any one or more of the S&P Value,  Moody's First Trigger Value,  or Moody's  Second  Trigger Value,  as may
                  be".  Paragraph  5(ii) is hereby amended by (1) deleting the first instance of the words
                  "the Value" and  inserting in lieu  thereof  "any one or more of the S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value" and (2)  deleting the second instance of the words "the Value" and  inserting  in lieu  thereof  "such  disputed  S&P
                  Value,  Moody's  First  Trigger  Value,  or  Moody's  Second  Trigger  Value".  Each  of
                  Paragraph  8(b)(iv)(B)  and  Paragraph  11(a) is hereby  amended  by  deleting  the word
                  "Value" and  inserting in lieu thereof  "least of the S&P Value,  Moody's  First Trigger
                  Value, and Moody's Second Trigger Value".

(iv)     FORM OF ANNEX.  Party A and  Party B hereby  agree  that the text of  Paragraphs  1  through  12, inclusive,  of this Annex is  intended to be the  printed  form of ISDA  Credit  Support
                  Annex  (Bilateral  Form - ISDA  Agreements  Subject  to New York Law  Only  version)  as
                  published  and  copyrighted  in  1994  by  the   International   Swaps  and  Derivatives
                  Association, Inc.

(v)      EVENTS  OF  DEFAULT.  Paragraph  7 will not apply to cause any  Event of  Default  to exist  with respect to Party B except  that  Paragraph  7(i) will apply to Party B solely in respect
                  of  Party  B's   obligations   under   Paragraph  3(b)  of  the  Credit  Support  Annex.
                  Notwithstanding  anything  to the  contrary  in  Paragraph  7, any failure by Party A to comply  with or perform  any  obligation  to be complied  with or  performed  by Party A under the  Credit  Support  Annex  shall  only be an Event of  Default if (A) a Required
                  Ratings  Downgrade  Event has occurred and been continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied  on or before the third Local  Business  Day after notice of such failure is given to Party A.

(vi)     EXPENSES.  Notwithstanding  anything  to the  contrary  in  Paragraph  10,  the  Pledgor  will be responsible  for,  and will  reimburse  the Secured  Party for,  all  transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately after "the Interest
                  Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

          (viii)  ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT" means that no Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold.

                   "EXPOSURE"  has the  meaning  specified  in  Paragraph  12,  except that after the word
                  "Agreement" the words "(assuming,  for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                   "LOCAL  BUSINESS  DAY"  means:  any day on  which  (A)  commercial  banks  are open for business  (including  dealings in foreign exchange and foreign currency deposits) in New
                  York and the  location of Party A, Party B and any  Custodian,  and (B) in relation to a
                  Transfer of Eligible  Collateral,  any day on which the clearance  system agreed between the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer  of Cash or other
                  Eligible  Collateral  for which delivery is  contemplated  by other means a day on which commercial  banks are open for  business  (including  dealings in foreign  exchange  and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "MOODY'S FIRST TRIGGER  RATINGS EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S  FIRST TRIGGER  CREDIT  SUPPORT  AMOUNT"  means,  for any Valuation  Date,  the excess, if any, of

                  (I)      (A)      for any Valuation  Date on which (I) a Moody's  First Trigger  Ratings
                                    Event has occurred and has been  continuing  (x) for at least 30 Local
                                    Business  Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger  Ratings Event has occurred and been  continuing  for at least 30 Local  Business  Days,  the sum, for each  Transaction to which this Annex  relates,  of an amount equal to the following:

                                    the  greater  of (a)  zero  and  (b) sum of (i)  the  Secured  Party's
                                    Exposure  and  such  Valuation  Date  and  (ii)  the  product  of  the applicable  Moody's First Trigger  Factor set forth in Table 1 and the
                                    Notional Amount for such Transaction for the Calculation  Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with  respect to any  Eligible
                  Collateral  other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such  Eligible  Collateral  set forth in Paragraph 13(b)(ii).

                  "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means  that no  Relevant  Entity  has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S  SECOND  TRIGGER  CREDIT SUPPORT  AMOUNT"  means,  for any Valuation  Date, the excess, if any, of

                  (I)      (A)      for any Valuation  Date on which it is the case that a Moody's  Second
                                    Trigger Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  the sum,  for each  Transaction  to which  this Annex relates, of an amount equal to the following:

(1)      if such Transaction is not a Transaction-Specific Hedge,

                                            the  greatest of (a) zero,  (b) the amount of the next payment due to be paid by  Party A  under  such  Transaction,  and (c)
                                            the  sum  of  (x)  the  Secured  Party's   Exposure  and  such
                                            Valuation Date and (y) the product of the  applicable  Moody's
                                            Second  Trigger  Factor set forth in Table 2 and the  Notional
                                            Amount for such  Transaction for the Calculation  Period which includes such Valuation Date; or

(2)      if such Transaction is a Transaction-Specific Hedge,

                                            the  greatest of (a) zero,  (b) the amount of the next payment due to be paid by  Party A  under  such  Transaction,  and (c)
                                            the sum of (x) the Secured  Party's  Transaction  Exposure for
                                            such  Valuation  Date and (y) the  product  of the  applicable
                                            Moody's  Second  Trigger  Factor  set forth in Table 3 and the
                                            Notional  Amount  for  such  Transaction  for the  Calculation
                                            Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                   "MOODY'S SECOND TRIGGER  TRANSACTION-SPECIFIC  HEDGE NOTIONAL AMOUNT  MULTIPLIER" means
                  10%.

                  "MOODY'S  SECOND  TRIGGER  VALUE"  means,  on any date and with  respect to any Eligible
                  Collateral  other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second  Trigger  Valuation  Percentage  for such Eligible  Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" 8%.

                  "PRICING  SOURCES"  means  the  sources  of  financial  information  commonly  known  as
                  Bloomberg,   Bridge  Information  Services,   Data  Resources  Inc.,   Interactive  Data
                  Services,   International  Securities  Market  Association,   Merrill  Lynch  Securities
                  Pricing  Service,  Muller Data  Corporation,  Reuters,  Wood Gundy,  Trepp  Pricing,  JJ
                  Kenny, S&P and Telerate.

                  "REMAINING  WEIGHTED  AVERAGE  MATURITY"  means,  with  respect  to a  Transaction,  the expected  weighted  average maturity for such Transaction as determined by the Valuation
                  Agent.

                   "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation  Date on which an S&P Rating  Threshold  Event,  has occurred and been  continuing  for at least 30 days,  or if a Required
                                    Ratings  Downgrade  Event has  occurred and is  continuing,  an amount equal to the sum, for each  Transaction  to which this Annex  relates, of the sum of (1) 100.0% of the Secured Party's  Transaction  Exposure
                                    for such Valuation  Date and (2) the product of the Volatility  Buffer for such  Transaction and the Notional Amount of such  Transaction for the  Calculation  Period  of  such  Transaction  which  includes  such
                                    Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P RATING  THRESHOLD  EVENT" means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Approved Ratings Threshold.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than
                  Cash,  the  product  of (A) the bid  price  obtained  by the  Valuation  Agent  for such
                  Eligible  Collateral and (B) the S&P Valuation  Percentage for such Eligible  Collateral set forth in paragraph 13(b)(ii).

                  "SWAP  PROVIDER  TRIGGER  EVENT"  means:  (A) an Event of Default  with respect to which
                  Party A is a Defaulting  Party,  (B) a  Termination  Event with respect to which Party A is the sole  Affected  Party or (C) an  Additional  Termination  Event  with  respect to which Party A is the sole Affected Party.

                  "TRANSACTION  EXPOSURE"  means,  for any  Transaction,  Exposure  determined  as if such
                  Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE"  means  any  Transaction  that is an  interest  rate  cap, interest  rate floor or interest  rate  swaption,  or an  interest  rate swap if (x) the notional  amount of the interest rate swap is "balance  guaranteed"  or (y) the notional amount  of the  interest  rate  swap  for  any  Calculation  Period  otherwise  is not a specific dollar amount that is fixed at the inception of the Transaction.

                  "VALUATION  PERCENTAGE"  shall mean, for purposes of determining the S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value with  respect to any Eligible
                  Collateral  or Posted  Collateral,  the  applicable  S&P Valuation  Percentage,  Moody's
                  First Trigger Valuation  Percentage,  or Moody's Second Trigger Valuation Percentage for
                  such Eligible Collateral or Posted Collateral,  respectively,  in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date, the related S&P Value,  the related  Moody's
                  First Trigger Value, and the related Moody's Second Trigger Value.

                  "VOLATILITY  BUFFER" means,  for any  Transaction,  the related  percentage set forth in the following table.

                  ---------------------------- -------------- --------------- --------------- ---------------

                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  credit rating of (i) Party     Weighted        Weighted        Weighted        Weighted
                  A and (ii) the Credit           Average        Average         Average         Average
                  Support Provider of            Maturity        Maturity        Maturity        Maturity
                  Party A, if applicable       up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  At least "A-2"                   2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------

(n)      TRUSTEE CAPACITY.

Notwithstanding  anything  herein to the contrary,  it is expressly  understood  and agreed by the parties hereto that (i) this Credit Support Annex is executed and delivered by US Bank National  Association,  not individually or personally but solely as Supplemental  Interest Trust Trustee (the "Supplemental  Interest
Trust Trustee") in the exercise of the powers and authority  conferred and vested in it,  (ii) each of the representations,  undertakings and agreements  herein made on the part of Party B is made and intended not as personal  representations,  undertakings and agreements by the Supplemental  Interest Trust Trustee but is made and intended  for the purpose of binding only Party B,  (iii) nothing  herein  contained  shall be construed  as  creating  any  liability  on the  Supplemental  Interest  Trust  Trustee,  individually  or personally,  to  perform  any  covenant  (either  express  or  implied)  contained  herein,  and all  such liability,  if any, is hereby  expressly  waived by the  parties  hereto,  and such waiver  shall bind any third  party  making  a claim by or  through  one of the  parties  hereto;  proved  that  nothing  in this paragraph  shall  relieve  the  Supplemental  Interest  Trust  Trustee  form  performing  its  duties  and obligations  under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth therein,  and (iv) under no circumstances shall US Bank National  Association be personally liable for the payment  of any  indebtedness  or  expenses  of Party B, or be liable  for the  breach or  failure  of any obligation,  representation,  warranty or covenant  made or undertaken by Party B hereunder or any related documents.

                            [Remainder of this page intentionally left blank]

                                                 Table 1

                                            MOODY'S FIRST TRIGGER FACTOR

                REMAINING                                DAILY
          WEIGHTED AVERAGE LIFE                       COLLATERAL
            OF HEDGE IN YEARS                           POSTING
                1 or less                                0.15%
More than 1 but not more than 2                          0.30%
More than 2 but not more than 3                          0.40%
More than 3 but not more than 4                          0.60%
More than 4 but not more than 5                          0.70%
More than 5 but not more than 6                          0.80%
More than 6 but not more than 7                          1.00%
More than 7 but not more than 8                          1.10%
More than 8 but not more than 9                          1.20%
More than 9 but not more than 10                         1.30%
More than 10 but not more than 11                        1.40%
More than 11 but not more than 12                        1.50%
More than 12 but not more than 13                        1.60%
More than 13 but not more than 14                        1.70%
More than 14 but not more than 15                        1.80%
More than 15 but not more than 16                        1.90%
More than 16 but not more than 17                        2.00%
More than 17 but not more than 18                        2.00%
More than 18 but not more than 19                        2.00%
More than 19 but not more than 20                        2.00%
More than 20 but not more than 21                        2.00%
More than 21 but not more than 22                        2.00%
More than 22 but not more than 23                        2.00%
More than 23 but not more than 24                        2.00%
More than 24 but not more than 25                        2.00%
More than 25 but not more than 26                        2.00%
More than 26 but not more than 27                        2.00%
More than 27 but not more than 28                        2.00%
More than 28 but not more than 29                        2.00%
              More than 29                               2.00%

                                                 Table 2

                      MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

              REMAINING                              DAILY
        WEIGHTED AVERAGE LIFE                      COLLATERAL
          OF HEDGE IN YEARS                         POSTING
              1 or less                              0.50%
More than 1 but not more than 2                      1.00%
More than 2 but not more than 3                      1.50%
More than 3 but not more than 4                      1.90%
More than 4 but not more than 5                      2.40%
More than 5 but not more than 6                      2.80%
More than 6 but not more than 7                      3.20%
More than 7 but not more than 8                      3.60%
More than 8 but not more than 9                      4.00%
More than 9 but not more than 10                     4.40%
More than 10 but not more than 11                    4.70%
More than 11 but not more than 12                    5.00%
More than 12 but not more than 13                    5.40%
More than 13 but not more than 14                    5.70%
More than 14 but not more than 15                    6.00%
More than 15 but not more than 16                    6.30%
More than 16 but not more than 17                    6.60%
More than 17 but not more than 18                    6.90%
More than 18 but not more than 19                    7.20%
More than 19 but not more than 20                    7.50%
More than 20 but not more than 21                    7.80%
More than 21 but not more than 22                    8.00%
More than 22 but not more than 23                    8.00%
More than 23 but not more than 24                    8.00%
More than 24 but not more than 25                    8.00%
More than 25 but not more than 26                    8.00%
More than 26 but not more than 27                    8.00%
More than 27 but not more than 28                    8.00%
More than 28 but not more than 29                    8.00%
             More than 29                            8.00%

                Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                 Table 3

                                MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

               REMAINING                               DAILY
         WEIGHTED AVERAGE LIFE                      COLLATERAL
           OF HEDGE IN YEARS                          POSTING
               1 or less                               0.65%
More than 1 but not more than 2                        1.30%
More than 2 but not more than 3                        1.90%
More than 3 but not more than 4                        2.50%
More than 4 but not more than 5                        3.10%
More than 5 but not more than 6                        3.60%
More than 6 but not more than 7                        4.20%
More than 7 but not more than 8                        4.70%
More than 8 but not more than 9                        5.20%
More than 9 but not more than 10                       5.70%
More than 10 but not more than 11                      6.10%
More than 11 but not more than 12                      6.50%
More than 12 but not more than 13                      7.00%
More than 13 but not more than 14                      7.40%
More than 14 but not more than 15                      7.80%
More than 15 but not more than 16                      8.20%
More than 16 but not more than 17                      8.60%
More than 17 but not more than 18                      9.00%
More than 18 but not more than 19                      9.40%
More than 19 but not more than 20                      9.70%
More than 20 but not more than 21                     10.00%
More than 21 but not more than 22                     10.00%
More than 22 but not more than 23                     10.00%
More than 23 but not more than 24                     10.00%
More than 24 but not more than 25                     10.00%
More than 25 but not more than 26                     10.00%
More than 26 but not more than 27                     10.00%
More than 27 but not more than 28                     10.00%
More than 28 but not more than 29                     10.00%
              More than 29                            10.00%

         IN  WITNESS   WHEREOF,   the  parties  have  executed   this  Annex  by  their  duly   authorized
representatives as of the date of the Agreement.

            HSBC BANK USA, NATIONAL ASSOCIATION              U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL
                                                             CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE
                                                             FOR THE BENEFIT OF RASC SERIES 2007-KS3 SUPPLEMENTAL
                                                             INTEREST TRUST WITH RESPECT TO HOME EQUITY MORTGAGE
                                                             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-KS3

By:   _____________________________                          By:______________________________________________________
      Name                                                         Name:
      Title:                                                       Title:
      Date:                                                        Date: